SCHEDULE 14A (RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO. )

Filed by the Registrant |X|
Filed by a Party other than the Registrant | |

Check the appropriate box:
| | Preliminary Proxy Statement
| | Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
|X| Definitive Proxy Statement
| | Definitive Additional Materials
| | Soliciting Material Under Rule 14a-12

The Europe Fund, Inc.
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):
|X| No fee required.
| | Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies: ____________________________________________________________________________

(2)	Aggregate number of securities to which transaction applies: ____________________________________________________________________________

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule
0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

____________________________________________________________________________

(4)	Proposed maximum aggregate value of transaction: ____________________________________________________________________________

(5)	Total fee paid: ____________________________________________________________________________

| |	Fee paid previously with preliminary materials: ____________________________________________________________________________

| |	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

____________________________________________________________________________

(1)	Amount previously paid: ____________________________________________________________________________

(2)	Form, Schedule or Registration Statement No.: ____________________________________________________________________________

(3)	Filing Party: ____________________________________________________________________________

(4)	Date Filed: ____________________________________________________________________________

THE EUROPE FUND, INC. P.O. Box 9011 Princeton, New Jersey 08543-9011

NOTICE OF 2003 ANNUAL MEETING OF STOCKHOLDERS

June 26, 2003

TO THE STOCKHOLDERS OF THE EUROPE FUND, INC.:

NOTICE IS HEREBY GIVEN that the 2003 Annual Meeting of Stockholders (the “Meeting”) of The Europe Fund, Inc. (the “Fund”) will be held at the offices of Merrill Lynch Investment Managers, L.P., 800 Scudders Mill Road, Plainsboro, New Jersey on Thursday, June 26, 2003 at 9:00 a.m. Eastern time for the following purposes:

(1) To elect a Board of Directors of the Fund to serve for the ensuing year,

(2) To transact such other business as may properly come before the Meeting, or any adjournment thereof.

     The Board of Directors of the Fund has fixed the close of business on April 29, 2003 as the record date for the determination of stockholders entitled to notice of and to vote at the Meeting or any adjournment thereof.

     A complete list of the stockholders of the Fund entitled to vote at the Meeting will be available and open to the examination of any stockholder of the Fund for any purpose germane to the Meeting during ordinary business hours from and after June 12, 2003, at the offices of the Fund, 800 Scudders Mill Road, Plainsboro, New Jersey 08536. You are cordially invited to attend the Meeting. Stockholders who do not expect to attend the Meeting in person are requested to complete, date and sign the enclosed form of proxy and return it promptly in the envelope provided for this purpose. If you have been provided with the opportunity on your proxy card or voting instruction form to provide voting instructions via telephone or the Internet, please take advantage of these prompt and efficient voting options. The enclosed proxy is being solicited on behalf of the Board of Directors of the Fund.

If you have any questions regarding the enclosed proxy material or need assistance in voting your shares, please contact our proxy solicitor, Georgeson Shareholder, at 1-800-645-4519.

By Order of the Board of Directors

PHILLIP S. GILLESPIE
Secretary
The Europe Fund, Inc.

Plainsboro, New Jersey May 14, 2003

PROXY STATEMENT

THE EUROPE FUND, INC. P.O. Box 9011 Princeton, New Jersey 08543-9011

2003 ANNUAL MEETING OF STOCKHOLDERS

June 26, 2003

INTRODUCTION

This proxy statement is furnished to stockholders of The Europe Fund, Inc. (the “Fund”) in connection with the solicitation of proxies on behalf of the Board of Directors of the Fund to be voted at the 2003 Annual Meeting of Stockholders of the Fund (the “Meeting”) to be held at the offices of Merrill Lynch Investment Managers, L.P. (“MLIM”), 800 Scudders Mill Road, Plainsboro, New Jersey at 9:00 a.m. Eastern time on Thursday, June 26, 2003 in accordance with the attached notice of meeting. The approximate mailing date for this proxy statement and the accompanying form of proxy is May 19, 2003.

All properly executed proxies received prior to the Meeting will be voted in accordance with the stockholder’s instructions marked thereon or otherwise as provided therein. Unless instructions to the contrary are marked, such proxies will be voted “FOR” all of the nominees for election as directors to serve for the ensuing year as set forth in this proxy statement and on the proxy card. Any proxy may be revoked at any time prior to the exercise thereof by giving written notice to the Secretary of the Fund at the Fund’s address indicated above or by voting in person at the Meeting.

The solicitation of the accompanying form of proxy is made on behalf of the Board of Directors of the Fund (the “Board”). It is required that holders of more than 50% of the outstanding shares be represented in person or by proxy at this meeting for a quorum to be established. The election of directors requires the favorable vote of the holders of a majority of the shares present and entitled to vote at a meeting at which a quorum is present.

The Board of the Fund has fixed the close of business on April 29, 2003 as the record date (the “Record Date”) for the determination of stockholders entitled to notice of and to vote at the Meeting or any adjournment thereof. Stockholders of record on the Record Date will be entitled to one vote for each share held, with no shares having cumulative voting rights. As of the Record Date, the Fund had outstanding 10,066,319 shares of common stock. If a stockholder participates in the Fund’s Automatic Distribution Reinvestment and Cash Purchase Plan (the “Plan”), any proxy given by the stockholder will also govern the voting of all shares held for the stockholder’s account under the Plan, unless contrary instructions are received by The Bank of New York, as agent under the Plan. To the knowledge of the Fund, no person is the beneficial owner of more than 5% of the Fund’s outstanding common stock as of the Record Date.

The Board of the Fund knows of no business other than that set forth in Item 1 of the Notice of Meeting that will be presented for consideration at the Meeting. If any other matter is properly presented, it is the intention of the persons named on the enclosed proxy card to vote in accordance with their best judgment.

ITEM 1. ELECTION OF DIRECTORS

At the Meeting, the Board of Directors of the Fund will be elected to serve until the next Annual Meeting of Stockholders for the Fund and until their successors are elected and qualified or until their earlier resignation, retirement or removal. All of the nominees are currently directors of the Fund. The nominees were most recently elected to the Board by shareholders in July, 2002. It is intended that all properly executed proxies will be voted (unless such authority has been withheld in the proxy) in favor of the election of all such nominees.

Each of the nominees has indicated his or her willingness to serve for the ensuing term. The Board of the Fund knows of no reason why any of these nominees will be unable to serve, but, in the event of any such unavailability, the proxies received will be voted for such substitute nominee or nominees as the Board may recommend.

Certain biographical and other information relating to the Board nominee who is an “interested person,” as defined in the Investment Company Act of 1940, as amended (the “Investment Company Act”), of each Fund, is set forth below:

Name, Address and Age of Board Nominee	Position(s) Held with the Fund	Term of Office and Length of Time Served†	Principal Occupation During Past Five Years	Number of MLIM/FAM- Advised Funds Overseen	Public Directorships
Terry K. Glenn* (62) P.O. Box 9011 Princeton, NJ 08543	President and Director	President and Director since 1999	President and Chairman of the MLIM/FAM-advised funds since 1999; Chairman (Americas Region) of MLIM from 2000 to 2002; Executive Vice President of MLIM and FAM (which terms as used herein include their corporate predecessors) from 1983 to 2002; Executive Vice President and Director of Princeton Services, Inc. (“Princeton Services”) from 1993 to 2002; President of FAM Distributors Inc. (“FAMD”) from 1986 to 2002 and Director thereof from 1991 to 2002; President of Princeton Administrators, L.P. (“Princeton Administrators”) since 1988 to 2002; Director of Financial Data Services, Inc. (“FDS”) from 1985 to 2002.	117 registered investment companies consisting of 161 portfolios	None

*	Mr. Glenn is an “interested” person of the Fund, as defined in Section 2(a)(19) of the Investment Company Act. Mr. Glenn is a director, trustee or member of an advisory board of certain other investment companies for which MLIM or its affiliate Fund Asset Management (“FAM”) acts as investment adviser (“MLIM/FAM-advised funds”)r.
†	Each Director serves until his or her successor is elected and qualified, or until his or her death or resignation, or removal as provided in the Fund’s by-laws or charter or by statute, or until December 31 of the year in which he or she turns 72. As President, Mr. Glenn serves at the pleasure of the Board.

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Certain biographical and other information relating to the Board nominees who are not “interested persons,” as defined in the Investment Company Act, of the Fund is set forth below:

Name, Address* and Age of Board Nominee	Position(s) Held with Fund	Term of Office and Length of Time Served**	Principal Occupation During Past Five Years	Number of MLIM/FAM- Advised Funds Overseen	Public Directorships
David O. Beim (62)	Director	Director since 1998

Professor of Finance and Economics at the Columbia University Graduate School of Business since 1991; Chairman of Wave Hill, Inc. since 1980; Trustee of Phillips Exeter Academy and of Outward Bound U.S.A.

				8 registered investment companies consisting of 15 portfolios	None

James T. Flynn (63)	Director	Director since 1998	Chief Financial Officer of J.P. Morgan & Co. Inc. from 1990 to 1995 and an employee of J.P. Morgan in various capacities from 1967 to 1995.	8 registered investment companies consisting of 15 portfolios	None

Todd Goodwin (71)	Director	2002	General Partner of Gibbons, Goodwin, van Amerongen (investment banking firm) since 1984; Director of Johns Manville Corporation (building materials)	8 registered investment companies consisting of 15 portfolios	None

George W. Holbrook, Jr. (71)	Director	2002

Managing Partner of Bradley Resources Company (private investment company) and associated with that firm and its predecessors since 1953; Director of Thoratec Corporation (medical device manufacturers)

				8 registered investment companies consisting of 15 portfolios	Thoratec Corporation

W. Carl Kester (51)	Director	Director since 1998

Mizuho Financial Group Professor of Finance, Senior Associate Dean and Chairman of the MBA Program of Harvard University Graduate School of Business Administration since 1999; Professor of Business Administration of Harvard University Graduate School of Business from 1981 to 1997; Independent Consultant since 1978.

				8 registered investment companies consisting of 15 portfolios	None

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Name, Address* and Age of Board Nominees	Position(s) Held with Fund	Term of Office and Length of Time Served**	Principal Occupation During Past Five Years	Number of MLIM/FAM- Advised Funds Overseen	Public Directorships
Karen P. Robards (53)	Director	Director since 1998

President of Robards & Company, a financial advisory firm since 1987; formerly an investment banker with Morgan Stanley for more than ten years; Director of Enable Medical Corp. since 1996; Director of AtriCure, Inc. since 2000; Director of CineMuse Inc. from 1996 to 2000; Director of the Cooke Center for Learning and Development, a not-for-profit organization, since 1987.

				8 registered investment companies consisting of [15] portfolios	None

*	The addresses of each non-interested Director is P.O. Box 9095, Princeton, NJ 08543-9095.
**	Each Director serves until his or her successor is elected and qualified, or until his or her death or resignation, or removal as provided in the Fund’s by-laws or charter or by statute, or until December 31 of the year in which he or she turns 72.

Information relating to the number of shares of the Fund owned and aggregate share ownership in all MLIM/FAM advised Fund overseen by the Board nominees as of April 1, 2003 is set forth in the charts below.

Nominee	Number of Shares Held
Terry K. Glenn*	0
David O. Beim	0
James T. Flynn	0
Todd Goodwin	0
George W. Holbrook, Jr.	0
W. Carl Kester	1,000
Karen P. Robards	2,350

Nominee	Aggregate Dollar Range of Equity in the Fund	Aggregate Dollar Range of Securities in All Registered Funds Overseen by Nominee in Merrill Lynch Family of Funds

Terry K. Glenn*	None	Over $100,000
David O. Beim	None	None
James T. Flynn	None	Over $100,000
Todd Goodwin	None	None
George W. Holbrook, Jr.	None	None
W. Carl Kester	$1-$10,000	$10,001-$50,000
Karen P. Robards	$10,001-$50,000	$50,001-$100,000

*	Mr. Glenn is an “interested person” of the Fund.

As of the Record Date none of the non-interested Directors or their immediate family members owned, beneficially or of record, any securities of Merrill Lynch & Co., Inc.

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No nominees who are not “interested persons” of the Fund or their immediate family members have owned shares during the last five years in Princeton Administrators, L.P., the Fund’s administrator, in Merrill Lynch Investment Managers International Limited, the Fund’s investment manager, or any of their parents, including Merrill Lynch &Co., Inc.

Audit Committee Report. The Board of the Fund has a standing Audit and Oversight Committee (the “Committee”), which consists of all the non-interested Directors, who are also “independent” as defined in the listing standards of the New York Stock Exchange. Currently, Messrs. Beim, Flynn, Goodwin, Holbrook and Kester and Ms. Robards are members of the Committee. The principal responsibilities of the Committee are the appointment, compensation and oversight of the Fund’s independent accountants, including the resolution of disagreements regarding financial reporting between Fund management and such independent accountants. The Committee’s responsibilities include, without limitation, to (i) review with the independent accountants the arrangements for and scope of annual and special audits and any other services provided by the independent accountants to the Fund; (ii) discuss with the independent accountants certain matters relating to the Fund’s financial statements, including any adjustment to such financial statements recommended by such independent accountants or any other results of any audit; (iii) ensure that the independent accountants submit on a periodic basis a formal written statement with respect to their independence, discuss with the independent accountants any relationships or services disclosed in the statement that may impact the objectivity and independence of the Fund’s independent accountants and recommend that the Board take appropriate action in response thereto to satisfy itself of the independent accountants’ independence; and (iv) consider the comments of the independent accountants with respect to the quality and adequacy of the Fund’s accounting and financial reporting policies and practices and internal controls and Fund management’s responses thereto. The Fund adopted an Audit Committee Charter at a meeting held on July 13, 2000. The Board most recently revised and reapproved the Charter in October, 2002. The Committee also has (a) received written disclosures and the letter required by Independence Standards Board Standard No. 1 from Ernst &Young LLP (“E&Y”), the Fund’s independent auditors and (b) discussed with E&Y certain matters required to be discussed by Statements on Auditing Standards No. 61.

At its meeting held on January 23, 2003, the Committee reviewed and discussed the audit of the Fund’s financial statements with Fund management and the independent auditors. Had any material concerns arisen during the course of the audit and the preparation of the audited financial statements mailed to stockholders and included in the Fund’s Annual Report, the Committee would have been notified by Fund management or the independent auditors. The Committee received no such notifications. Based on its review and discussions with the independent auditors, the Committee recommended to the Board that the Fund’s audited financial statements for the fiscal year ended December 31, 2002 should be included in the Fund’s Annual Report to Stockholders.

In addition to the above, the Committee also reviews and nominates candidates to serve as non-interested Directors. The Committee generally will not consider nominees recommended by stockholders of the Fund. The non-interested Directors have retained independent legal counsel to assist them in connection with these duties.

Committee and Board Meetings. During the fiscal year ended December 31, 2002, four meetings of the Board and four meetings of the Committee were held. Each of the directors then in office attended at least 75% of the aggregate of the total number of the meetings of the Board, and of the Committee (if a member) during the period that he or she served.

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     Compliance with Section 16(a) of the Securities Exchange Act of 1934. Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), requires the officers and directors of the Fund and persons who own more than ten percent of a registered class of the Fund’s equity securities to file reports of ownership and changes in ownership on Forms 3, 4 and 5 with the Securities and Exchange Commission (“SEC”) and the New York Stock Exchange. Officers, directors and greater than ten percent stockholders are required by SEC regulations to furnish the Fund with copies of all Forms 3, 4 and 5 they file.

Based solely on the Fund’s review of the copies of such Forms, and amendments thereto, furnished to it during or with respect to its most recent fiscal year, and written representations from certain reporting persons that they were not required to file Form 5 with respect to the most recent fiscal year, the Fund believes that all of its officers, directors, greater than ten percent beneficial owners and other persons subject to Section 16 of the Exchange Act because of the requirements of Section 30 of the Investment Company Act (i.e., any advisory board member, investment adviser or affiliated person of the Fund’s investment adviser) have complied with all filing requirements applicable to them with respect to transactions during the Fund’s most recent fiscal year except that W. Carl Kester inadvertently made a late Form 4 filing reporting a purchase of Fund shares.

Interested Persons. The Fund considers Mr. Glenn to be an interested person of the Fund within the meaning of Section 2(a)(19) of the Investment Company Act based on his position as President and Chairman of the MLIM/FAM-advised funds and his former positions with MLIM and its affiliates.

Compensation of Directors. Each non-interested Director receives an aggregate annual retainer of $80,000 for his or her services to MLIM/FAM-advised funds, including the Fund. The portion of the annual retainer allocated to each MLIM/FAM-advised fund is determined quarterly based on the relative net assets of each such fund. In addition, each non-interested Director receives a fee per in person Board meeting attended and per in person Committee meeting attended. The annual per meeting fees paid to each non-interested Director aggregate $30,000 for all MLIM/FAM-advised funds for which that Director serves and are allocated equally among those funds.

The following table sets forth for the fiscal year ended December 31, 2002 compensation earned from the Fund by the non-interested Directors, and, for the calendar year ended December 31, 2002, the aggregate compensation paid by FAM/MLIM-advised funds to the non-interested Directors.

2002 Compensation Table

Name and Position	Aggregate Compensation From Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Total Compensation From Fund and Affiliates-Advised Funds Paid to Board Members

David O. Beim	$6,000	None	$48,500
James T. Flynn	$5,500	None	$79,500
Todd Goodwin*	$1,500	None	$56,500
George W. Holbrook, Jr.*	$1,500	None	$56,500
W. Carl Kester	$6,000	None	$83,500
Karen P. Robards,	$6,000	None	$48,500

*	Elected as Directors of the Fund on July 25, 2002.

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Officers of the Fund. The Board has elected five officers of the Fund. The officers and Mr. Glenn, as director, receive no remuneration from the Fund. The following table sets forth information concerning each of these officers:

Name, Address* and Age of Officers	Position(s) Held with the Fund	Term of Office** and Length of Time Served	Principal Occupation During Past Five Years	Number of MLIM/FAM- Advised Funds Overseen	Public Directorships

Terry K. Glenn (62)	President and Director	President since 1999	President and Chairman of the MLIM/FAM-Advised funds since 1999; Chairman (Americas Region) of MLIM from 2000 to 2002; Executive Vice President of MLIM and FAM (which terms as used herein include their corporate predecessors) from 1983 to 2002; Executive Vice President and Director of Princeton Services, Inc. (“Princeton Services”) from 1993 to 2002; President of FAM Distributors Inc. (“FAMD”) from 1986 to 2002 and Director thereof from 1991 to 2002; President of Princeton Administrators, L.P. (“Princeton Administrators”) since 1988 to 2002; Director of Financial Data Services, Inc. (“FDS”) from 1985 to 2002.	117 registered investment companies consisting of 161 portfolios	None

Robert C. Doll, Jr. (48)	Senior Vice President	Senior Vice President since 2001	President of MLIM and FAM since 2001; Co-Head (Americas Region) thereof from 2000 to 2001 and Senior Vice President thereof from 1999 to 2001; Director of Princeton Services, Inc. since 2001; Chief Investment Officer of OppenheimerFunds, Inc. in 1999 and Executive Vice President thereof from 1991 to 1999.	45 registered investment companies consisting of 69 portfolios	None

Michael R.L. Legros (39)	Vice President	Vice President since 2003	Managing Director of MLIM since 2000 and an investment professional managing European equities with MLIM since 1998, and with Mercury Asset Management since 1991.	1 registered investment companies consisting of 1 portfolio	None

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Name, Address* and Age of Officers	Position(s) Held with the Fund	Term of Office** and Length of Time Served	Principal Occupation During Past Five Years	Number of MLIM/FAM- Advised Funds Overseen	Public Directorships

Donald C. Burke (42)	Vice President and Treasurer	Vice President since 1993 and Treasurer since 1999

First Vice President of MLIM and FAM since 1997 and Treasurer thereof since 1999; Senior Vice President and Treasurer of Princeton Services since 1999; Vice President of FAMD since 1999; Vice President of MLIM and FAM from 1990 to 1997; Director of Taxation of MLIM since 1990.

				116 registered investment companies consisting of 160 portfolios	None

Philip S. Gillespie (38)	Secretary	Secretary since 2003

First Vice President of MLIM since 2000; Vice President of MLIM from 1999 to 2000; Attorney associated with MLIM since 1998; Assistant General Counsel of Chancellor LGT Asset Management Inc. from 1997 to 1998; Senior Counsel and Attorney in the Division of Investment Management and Office of General Counsel at the U.S. Securities and Exchange Commission from 1993 to 1997.

				50 registered investment companies consisting of 65 portfolios	None

*	The address of each officer listed is P.O. Box 9011, Princeton, New Jersey 08543-9011.
**	Elected by and serves at the pleasure of the Board of Directors of the Fund.

As of the Record Date, the officers and directors of the Fund as a group owned beneficially less than 1.0% of the Fund’s outstanding shares.

The Board of Directors recommends a vote “FOR” each of the nominees for Director.

ADDITIONAL INFORMATION

Expenses and Methods of Proxy Solicitation

The expenses of preparation, printing and mailing of the enclosed form of proxy and accompanying Notice and Proxy Statement will be borne by the Fund. The Fund will reimburse banks, brokers or persons holding shares of the Fund in their names or in the name of their nominees for their reasonable expenses in forwarding proxy material to the beneficial owners of those shares.

In order to obtain the necessary quorum at the Meeting (i.e. a majority of the shares of each class of the Fund’s securities entitled to vote at the Meeting, present in person or by proxy), supplementary solicitation may be made by mail, telephone, telegraph or personal interview by the Fund’s officers, for which they will receive no special compensation. The Fund has retained Georgeson Shareholder, 17 State Street, New York, New York 10004, to assist in the solicitation of proxies at a cost to the Fund of approximately $3,500 plus out-of-pocket expenses estimated to be $500.

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Broker Non-Votes and Abstentions

Broker-dealer firms, including Merrill Lynch, Pierce, Fenner & Smith Incorporated (“MLPF&S”), holding shares of the Fund in “street name” for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares on the proposal. The Fund understands that, under the rules of the New York Stock Exchange, such broker-dealer firms may, without instructions from their customers and clients, grant authority to the proxies designated to vote on the election of Board members if no instructions have been received prior to the date specified in the broker-dealer firm’s request for voting instructions. The Fund will include shares held of record by broker-dealers as to which such authority has been granted in its tabulation of the total number of votes present for purposes of determining whether the necessary quorum of stockholders exists. Proxies that are returned to the Fund but that are marked “abstain” or on which a broker-dealer has declined to vote on the proposal (“broker non-votes”) will be counted as present for purposes of a quorum. MLPF&S has advised the Fund that it intends to vote shares held in its name for which no instructions are received, except as limited by agreement or applicable law, in the same proportion as the votes received from beneficial owners of those shares for which instructions have been received, whether or not held in nominee name. Abstentions and broker non-votes will have the same effect as a vote against the proposal.

In the event that sufficient votes to take action on the proposal set forth in the Notice of Annual Meeting of Stockholders are not received by the time scheduled for the annual meeting of the stockholders, the persons named as proxies may propose one or more adjournments of such annual meeting to permit further solicitation of proxies with respect to any such items. Any such adjournment will require the affirmative vote of a majority of the shares present in person or by proxy at the session of such annual meeting to be adjourned. The persons named as proxies will vote in favor of such adjournment, if proposed, those proxies that they are entitled to vote in favor of such items and against such adjournment those proxies required to be voted against such items. Broker non-votes and abstentions will have no effect on the majority vote required for adjournment.

Other Matters

The management of the Fund does not intend to present to the Meeting any business other than the matters stated in the related notice. As of the date of this proxy statement, the management of the Fund was not aware of any other matters that might be presented for action at the Meeting. If any matter not referred to in the enclosed proxy should properly come before the Meeting, the persons named in the enclosed proxy will have discretionary authority to vote all proxies in accordance with their best judgment.

Independent Auditors’ Fees

The following table sets forth the aggregate fees paid to the independent auditors for the Fund’s most recent fiscal year ended December 31, 2002 for professional services rendered for: (i) the audit of the Fund’s annual financial statements and the review of financial statements included in the Fund’s report to stockholders; (ii) all other audit related services provided to the Fund; (iii) financial information systems design and implementation services, if any, provided to the Fund, its investment manager and entities

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controlling, controlled by or under common control with the investment manager that provide services to the Fund; and (iv) all other non-audit services provided to the Fund, its investment manager, and entities controlling, controlled by or under common control with the investment manager that provide services to the Fund. The Committee of the Fund has considered that the Fund’s independent auditors did not provide any information technology services under clause (iii) or provide any non-audit services under clause (iv).

Audit Fees Charged to the Fund	Audit Related Services*	Financial Information Systems Design and Implementation Fees	Other Non-Audit Services
$41,500	$12,000	$0	$0

*	$12,000 of this total relates to the preparation of the Fund’s federal income, federal excise and applicable state tax returns for 2000 and 2001.

The Investment Manager and Administrator

The Fund’s investment manager, Merrill Lynch Investment Managers International Limited, is located at 33 King William Street, EC4R 9AS England. The Fund’s administrator, Princeton Administrators, L.P. is headquartered in Plainsboro, New Jersey at 800 Scudders Mill Road and its mailing address is P.O. Box 9095, Princeton, New Jersey 08543-9095.

Annual Report Delivery

     The Fund will furnish to any stockholder upon request and without charge a copy of its annual report for its last fiscal year and, if applicable, its most recent semi-annual report. To obtain a copy, call toll free (800) 543-6217 or write Princeton Administrators, L.P., P.O. Box 9095, Princeton, New Jersey
08543-9095.

Stockholder Proposals

In order for any stockholder proposal to be included in the Fund’s proxy statement and form of proxy for the Fund’s 2004 annual meeting of stockholders, which is anticipated to be held in June 2004, the stockholder proposal must be received by the Fund on or before January 9, 2004 and must satisfy other applicable legal requirements. A shareholder who wishes to make a proposal at the 2004 annual meeting of stockholders without including such proposal in the Fund’s proxy statement must notify the Fund, at the Fund’s principal executive office, of such proposal by March 31, 2004. If a shareholder fails to timely give such notice, then the persons named as proxies in the proxies solicited by the Board for the 2004 annual meeting of stockholders may exercise discretionary voting power with respect to any such proposal.

By Order of the Board of Directors

PHILLIP S. GILLESPIE
Secretary

May 14, 2003

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THE EUROPE FUND, INC. P.O. Box 9011 Princeton, New Jersey 08543-9011 P R O X Y

This proxy is solicited on behalf of the Board of Directors

The undersigned hereby appoints Terry K. Glenn, Donald C. Burke and Phillip S. Gillespie, and each of them, as proxies of the undersigned, each with power to appoint his substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all shares of common stock of The Europe Fund, Inc. held of record by the undersigned on April 29, 2003 at the Annual Meeting of Stockholders of The Europe Fund, Inc. to be held on June 26, 2003, and at any and all adjournments thereof.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted for Proposal 1.

By signing and dating the reverse side of this card, you authorize the proxies to vote Proposal 1 as marked, or if not marked, to vote “FOR” Proposal 1, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope.

(Continued on reverse side)

Please mark boxes [•] (filled in box) or [X] in blue or black ink.

1. ELECTION OF DIRECTORS	FOR all nominees listed below (except as marked to the contrary below) | |	WITHHOLD AUTHORITY to vote for all nominees listed below | |

(INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through the nominee’s name in the list below). David O. Beim, James T. Flynn, Terry K. Glenn, Todd Goodwin, George W. Holbrook, Jr., W. Carl Kester, Karen P. Robards

2 To transact such other business as may properly come before the meeting.

Please sign exactly as name appears hereon. When stock is held by joint tenants, both should sign. When signing as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name, by president or other authorized officer. If a partnership, please sign in partnership name by authorized persons.

Dated ______________ , 2003

Signature

Signature, if held jointly

PLEASE SIGN, DATE AND RETURN PROMPTLY IN ENCLOSED ENVELOPE